FUNDS GROUP
        Supplement dated July 28, 2004 to Prospectuses dated May 1, 2004

This supplement updates information in the prospectuses for all share classes of the following series of CIGNA Funds Group (the "Funds"):



               Balanced Fund (sub-advised by Wellington Management) International Blend/Bank of Ireland Fund
               Large Cap Growth/Morgan Stanley  Fund
               Large  Cap  Value/John  A. Levin & Co.  Fund
               S&P 500(R)Index Fund
               Small Cap  Value/Perkins, Wolf, McDonnell Fund
               TimesSquare Core Plus Bond Fund

As we previously reported, the Funds will be liquidated on or about September 30, 2004.

The Funds remain closed to new and current investors in anticipation of the liquidations. We are extending the dates that employer-sponsored retirement plans already using the Funds can continue to contribute.

Each Fund other than the Small Cap Value/Perkins,  Wolf,  McDonnell Fund remains
open  to  qualified  and  non-qualified   employer-sponsored   retirement  plans
currently invested in that Fund until August 30, 2004.

The Small Cap  Value/Perkins,  Wolf,  McDonnell Fund remains open to Connecticut
General  Life Insurance Company   separate   accounts and  non-qualified
employer-sponsored retirement plans currently invested in that Fund until September 10, 2004.

Change in Investment Strategies in Anticipation of Liquidations We are extending the dates that the Funds will begin selling their portfolio securities and investing the proceeds in short-term securities.

Each Fund other than the Small Cap Value/Perkins, Wolf, McDonnell Fund will begin to sell its portfolio securities and invest the proceeds in short-term securities in anticipation of the liquidations on August 30, 2004.

The Small Cap Value/Perkins, Wolf, McDonnell Fund will begin to sell its portfolio securities and invest the proceeds in short-term securities in anticipation of its liquidation on September 13, 2004.

To the extent a Fund sells securities for this purpose it will not be pursuing its principal investment strategies.